Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 9/15/05


Blended Coupon 6.2519%


Excess Protection Level
3 Month Average   5.35%
January, 2000   5.17%
December, 1999   5.08%
November, 1999   5.80%


Cash Yield17.77%


Investor Charge Offs 4.73%


Base Rate 7.87%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,800,914,393.58